SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2003


                           Clover Leaf Financial Corp.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-33413                   37-1416016
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)




Registrant's telephone number, including area code:  (618) 656-6122



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

         The Index of Exhibits immediately precedes the attached exhibits.

Item 12. Results of Operations and Financial Condition

         On August 7, 2003, the Company issued a press release regarding its earnings for the fiscal quarter ended June 30, 2003. The press release is included as Exhibit 99.1 to this report. On August 8, 2003, the Company issued a press release correcting earnings per share as previously reported. The press release is included as Exhibit 99.2 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                CLOVER LEAF FINANCIAL CORP.


DATE:  August 8, 2003                       By: /s/ Dennis M. Terry
                                                --------------------------------
                                                Dennis M. Terry
                                                President and Chief Executive
                                                Officer

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit 99.1      Press Release of Clover Leaf Financial Corp.
         Exhibit 99.2      Press Release of Clover Leaf Financial Corp.